CASH, RESTRICTED CASH, AND INVESTMENTS	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
CASH, RESTRICTED CASH, AND INVESTMENTS

NOTE 3. CASH, RESTRICTED CASH, AND INVESTMENTS

The following presents the Company’s cash and restricted cash:

	December 31,
Amounts in (000’s)	2021	2020
Cash (a)	$6,792	$4,186
Restricted cash:
Cash collateral	$125	$124
HUD and other replacement reserves	1,914	1,675
Escrow deposits	700	1,190
Restricted investments for debt obligations	317	317
Total restricted cash	3,056	3,306

Total cash and restricted cash	$9,848	$7,492

(a)	Includes a Medicaid overpayment of $1.0 million and $0.5 million received on September 30, 2021, and October 7, 2021, respectively, which the Company expects to repay soon and is recorded in “Accrued Expenses” in the Company’s consolidated balance sheet as of December 31, 2021.

Cash collateral—In securing mortgage financing from certain lending institutions, the Company and certain of its wholly-owned subsidiaries are required to deposit cash to be held as collateral in accordance with the terms of such loan agreements.

HUD and other replacement reserves—The regulatory agreements entered into in connection with the financing secured through HUD require monthly escrow deposits for replacement and improvement of the HUD project assets.

Escrow deposits—In connection with financing secured through the Company’s lenders, several wholly-owned subsidiaries of the Company are required to make monthly escrow deposits for taxes and insurance.

Restricted cash for debt obligations—In compliance with certain financing and insurance agreements, the Company and certain wholly-owned subsidiaries of the Company are required to deposit cash held as collateral by the lender or in escrow with certain designated financial institutions.